Ex(10)E

CONFORMED

THIRD AMENDMENT TO FIVE YEAR CREDIT AGREEMENT

        THIS THIRD AMENDMENT TO FIVE YEAR CREDIT AGREEMENT (this "Amendment") is made and entered into as of June 18, 2002 (the "Amendment Date") among each of TARGET CORPORATION, a Minnesota corporation (the "Borrower"), the BANKS party to the Credit Agreement (defined below) (hereinafter such banks may be referred to individually as a "Bank" or collectively as the "Banks"), the SENIOR MANAGING AGENTS, MANAGING AGENTS, CO-AGENTS, CO-DOCUMENTATION AGENT and SYNDICATION AGENT party to the Credit Agreement and BANK OF AMERICA, N.A., a national banking association organized and existing under the laws of the United States, in its capacity as administrative agent for the Banks (in such capacity, and any successor appointed in accordance with the terms of Section 7.08 of the Credit Agreement, the "Agent").

W I T N E S S E T H:

        WHEREAS, the Borrower, the Banks, the Senior Managing Agents, the Managing Agents, the Co-Agents, the Co-Documentation Agents, the Syndication Agent and the Agent have entered into that certain Five-Year Credit Agreement dated as of June 22, 2000 (as amended from time to time, the "Credit Agreement"), pursuant to which the Banks agreed to provide a revolving credit facility of up to $800,000,000 for the Borrower; and

        WHEREAS, the Borrower has requested that the Agent, the Senior Managing Agents, the Managing Agents, the Co-Agents, the Co-Documentation Agents, the Syndication Agent and the Banks consent to certain amendments to the Credit Agreement relating to a new 364-Day Agreement; and

        WHEREAS, subject to the terms and conditions specified below, the Agent, the Senior Managing Agents, the Managing Agents, the Co-Agents, the Co-Documentation Agents, the Syndication Agent and the Banks signatory hereto are willing to consent to the requested amendments;

        NOW, THEREFORE, in consideration of the mutual covenants and the fulfillment of the conditions set forth herein, the parties hereto do hereby agree as follows:

        1.    Definitions. Any capitalized term used herein without definition shall have the meaning set forth in the Credit Agreement.

        2.    Amendments to the Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

          (a)  The definition of 364-Day Agreement set forth in Section 1.01 is hereby amended and restated in its entirety to read as follows:

            "364-Day Agreement" means the 364-Day Credit Agreement dated as of June 18, 2002 among the Borrower, the Banks party thereto from time to time, the senior managing agents, managing agents, co-agents, co-documentation agents and co-syndication agents listed therein, and Bank of America, N.A., as administrative agent, as the same may be amended or restated from time to time in accordance with the terms thereof, or any successor 364-day facility that the Borrower may enter into in replacement thereof.

        3.    Conditions Precedent. This Amendment shall become effective only upon the receipt by the Agent of the following, in form and substance satisfactory to the Agent:

          (a)  executed counterparts of this Amendment executed by the Borrower and the Required Banks;

          (b)  an executed 364-Day Agreement, with all conditions precedent listed therein satisfied;

          (c)  Receipt by the Agent of all documents it may reasonably request relating to the existence of the Borrower, the corporate authority for and the validity of this Amendment, and any other matters relevant hereto, all in form and substance satisfactory to the Agent.

        4.    Representations and Warranties. In order to induce the Agent, the Senior Managing Agents, the Managing Agents, the Co-Agents, the Co-Documentation Agents and the Syndication Agent to enter into this Amendment, the Borrower represents and warrants to the Agent, the Senior Managing Agents, the Managing Agents, the Co-Agents, the Co-Documentation Agents, the Syndication Agent and the Banks as follows:

        No Default or Event of Default has occurred and is continuing.

        5.    Full Force and Effect of this Amendment. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and the Notes are hereby confirmed and ratified in all respects by each party hereto and shall be and remain in full force and effect according to their respective terms.

        6.    Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

        7.    Governing Law. This Amendment shall in all respects be governed by, and construed in accordance with, the laws of the state of New York.

        8.    Enforceability. Should any one or more of the provisions of this Amendment be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

[Signature pages follow.]

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

TARGET CORPORATION
WITNESS:

	By:	/s/ Sara J. Ross
	Name:	Sara J. Ross
	Title:	Assistant Treasurer 1000 Nicollet Mall Minneapolis, Minnesota 55403 Attention: Assistant Treasurer Telecopy number: (612) 761-5573

BANKS:

BANK OF AMERICA, N.A.

	By:	/s/ Amy Krovocheck
	Name:	Amy Krovocheck
	Title:	Vice President

U.S. BANK NATIONAL ASSOCIATION

By:

Name:

Title:

BANK ONE, NA

	By:	/s/ Vincent R. Henchek
	Name:	Vincent R. Henchek
	Title:	Director

CITICORP USA, INC.

	By:	/s/ Jean M. Bahnke
	Name:	Jean M. Bahnke
	Title:	Vice President

FLEET NATIONAL BANK

By:	/s/ Kathleen A. Dimock
Name:	Kathleen A. Dimock
Title:	Director

HSBC BANK USA

By:

Name:

Title:

JPMORGAN CHASE BANK

By:	/s/ Teri Streusand
Name:	Teri Streusand
Title:	Vice President

ROYAL BANK OF CANADA

By:

Name:

Title:

THE BANK OF TOKYO-MITSUBISHI, LTD., CHICAGO BRANCH

By:	/s/ Patrick McCue
Name:	Patrick McCue
Title:	Vice President and Manager

MIZUHO CORPORATE BANK, LIMITED

By:

Name:

Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:	/s/ Scott D. Bielde
Name:	Scott D. Bielde
Title:	Vice President and Senior Banker

By:	/s/ Christopher A. Cudak
Name:	Christopher A. Cudak
Title:	Vice President

THE BANK OF NEW YORK

By:

Name:

Title:

STANDARD CHARTERED BANK

By:

Name:

Title:

STATE STREET BANK AND TRUST COMPANY

By:	/s/ Elizabeth F. Ryan-Catalano
Name:	Elizabeth F. Ryan-Catalano
Title:	Assistant Vice President

STANDARD FEDERAL BANK N.A. (formerly known as Michigan National Bank)

By:	/s/ Jason W. Bierlein
Name:	Jason W. Bierlein
Title:	Assistant Vice President

SUNTRUST BANK

By:	/s/ Linda L. Dash
Name:	Linda L. Dash
Title:	Director

WACHOVIA BANK

By:	/s/ Beth Rue
Name:	Beth Rue
Title:	Assistant Vice President

BNP PARIBAS

By:	/s/ Jo Ellen Bender
Name:	Jo Ellen Bender
Title:	Managing Director

By:	/s/ Peter Labrie
Name:	Peter Labrie
Title:	Central Region Manager

COMERICA BANK

By:	/s/ Timothy O'Rourke
Name:	Timothy O'Rourke
Title:	Vice President

NATIONAL CITY BANK

By:	/s/ Brian T. Strayton
Name:	Brian T. Strayton
Title:	Vice President

BANCA DI ROMA—CHICAGO BRANCH

By:

Name:

Title:

FIFTH THIRD BANK

By:	/s/ Andy Buschle
Name:	Andy Buschle
Title:	Vice President

UMB BANK, N.A.

By:	/s/ Robert P. Elbert
Name:	Robert P. Elbert
Title:	Vice President

HIBERNIA NATIONAL BANK

By:	/s/ Andrew Booth
Name:	Andrew Booth
Title:	Vice President

ALLFIRST BANK

By:	/s/ Stewart T. Shettle
Name:	Stewart T. Shettle
Title:	Vice President